NATIONWIDE MUTUAL FUNDS
Nationwide U.S. Small Cap Value Fund

Supplement dated September 16, 2020
to the Summary Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on September 16, 2020, the Board approved the termination of Dimensional Fund Advisors, L.P. (“DFA”) as the subadviser to the Nationwide U.S. Small Cap Value Fund (the “Fund”), and the appointment of American Century Investment Management, Inc. (“American Century”) as the Fund’s new subadviser.  This change is anticipated to take effect on or about November 30, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, DFA in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the "Nationwide American Century Small Cap Income Fund." All references to the Fund's former name in the Summary Prospectus are replaced accordingly.

c.	The sentence under the heading “Objective” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

     The Nationwide American Century Small Cap Income Fund seeks long-term capital appreciation primarily, and current income secondarily.

d.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.39%	0.42%	0.32%	0.57%
Total Annual Fund Operating Expenses	1.38%	2.16%	1.06%	1.31%
Fee Waiver/Expense Reimbursement(2)	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.31%	2.09%	0.99%	1.24%
(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees as of the Effective Date.
(2)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.99% until at least February 28, 2022. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

e.	The table under the heading “Example” on page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$701	$980	$1,281	$2,131
Class C Shares	312	669	1,153	2,487
Class R6 Shares	101	330	578	1,288
Institutional Service Class Shares	126	408	711	1,573

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$212	$669	$1,153	$2,487

f.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities. Equity securities in which the Fund invests primarily include common stocks, although they also may include preferred stocks and equity-equivalent securities, such as convertible securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies. The subadviser considers small-cap companies to include those with market capitalizations no larger than $10 billion. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser uses a value strategy that looks for high-quality companies that are undervalued for either transitory or cyclical reasons, or temporarily out of favor in the market, focusing on dividend-paying stocks and other investments that provide income. In selecting securities for the Fund, the subadviser employs a bottom-up fundamental process that begins with idea generation utilizing quantitative, qualitative, and valuation screening tools. This process enables the subadviser to seek equity securities of smaller companies whose stock price may not reflect the company’s value. The subadviser will attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company.

The Fund may invest in equity securities issued by real estate investment trusts (REITs) and, depending on the appropriateness to the Fund's strategy and availability in the marketplace, if any, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.

The subadviser may sell stocks from the Fund’s portfolio if the subadviser believes a stock no longer meets its valuation criteria; a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects. The Fund may engage in frequent and active trading of portfolio securities.

g.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk - the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

h.	The information under the heading “Portfolio Management – Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc.

i.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jeff John, CFA	Senior Portfolio Manager	Since 2020
Ryan Cope, CFA	Portfolio Manager	Since 2020

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about American Century.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE